Supplement dated March 23, 2020

to the Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information of the Funds Listed Below (each, a "Fund")

The Board of Directors/Trustees for the Funds listed below has approved the replacement of PGIM Limited with PGIM Fund Management Limited as a subadviser to the Fund. Both PGIM Limited and PGIM Fund Management Limited are indirect, wholly-owned subsidiaries of PGIM, Inc. PGIM, Inc. will remain as the other subadviser to the Funds and PGIM Investments, LLC will continue to serve as the Funds' investment manager. The portfolio management team of each Fund will remain the same and there will be no change in the advisory services provided to the Funds or the fee rates for advisory services in connection with this change. As a result, effective March 31, 2020, each Fund's Summary Prospectus, Prospectus and Statement of Additional Information are amended as set forth below.

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

Effective March 31, 2020, all references to "PGIM Limited" in each Fund's Summary Prospectus, Prospectus and Statement of Additional Information are replaced with "PGIM Fund Management Limited".

In each Fund's Statutory Prospectus, in the section titled "How the Fund is Managed – Subadvisers" the paragraph regarding PGIM Limited is deleted and replaced with the following:

PGIM Fund Management Limited is an indirect wholly-owned subsidiary of PGIM. PGIM Fund Management Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Fund Management Limited provides investment advisory services with respect to securities in certain foreign markets. As of December 31, 2019, PGIM Fund Management Limited-PGIM Real Estate managed approximately $972,858,952 in assets.

LR1265

Prudential Investment Portfolios 12

PGIM Global Real Estate Fund

PGIM US Real Estate Fund

Prudential Investment Portfolios 16

PGIM Income Builder Fund

Prudential Investment Portfolios 9

PGIM Real Estate Income Fund

PGIM Select Real Estate Fund